UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

SARA LEE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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SARA LEE CORPORATION ** IMPORTANT NOTICE **	Stockholder Meeting to be held on 10/30/08 Proxy Materials Available
Regarding the Availability of Proxy Materials	• Proxy Statement
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• 2008 Annual Report

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy

materials before voting.	PROXY MATERIALS - VIEW OR RECEIVE
3500 LACEY ROAD DOWNERS GROVE, IL 60515-5424

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/16/08.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.saralee.com/annualmeeting

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET      - www.saralee.com/annualmeeting

2) BY TELEPHONE  - 1-800-579-1639

3) BY E-MAIL*         - sendmaterial@proxyvote.com

*  lf requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote	P66348-01S 1 1 1 OF 4

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Meeting Information		How To Vote
Meeting Type: Meeting Date:	Annual 10/30/08	Vote In Person
Meeting Time: For holders as of:	9:30 a.m. CDT 09/03/08

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Location: The Carlisle 435 East Butterfield Road Lombard, Illinois 60148 (630) 960-0210
Meeting Directions: For Meeting directions please go to: www.saralee.com/annualmeeting		Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items
The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” proposals 2 and 3.
Proposal 1:	Election of 13 directors	Vote On Proposals
1a)	Brenda C. Barnes	Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Sara Lee’s independent registered public accountants for fiscal 2009
1b)	Christopher B. Begley	Proposal 3: To vote on the reapproval of performance measures under Sara Lee’s long-term performance stock plans
1c)	Crandall C. Bowles
1d)	Virgis W. Colbert
1e)	James S. Crown
1f)	Laurette T. Koellner
1g)	Cornelis J.A. van Lede
1h)	Dr. John McAdam
1i)	Sir Ian Prosser
1j)	Rozanne L. Ridgway
1k)	Norman R. Sorensen
1l)	Jeffrey W. Ubben
1m)	Jonathan P. Ward

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